UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    December 4, 2013

BALLY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31558	88-0104066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 S. Bermuda Rd.		89119
Las Vegas, Nevada		(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (702) 584-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2013, the Board of Directors of Bally Technologies, Inc., a Nevada corporation (the “Company”), amended the Company’s Second Amended and Restated Bylaws to permit the Board to act by non-unanimous written consent in certain circumstances permitted by Nevada law.  Specifically, the Board amended Article III, Section 8(c) of the Bylaws to provide that an action by written consent need not be signed by a common or interested director or a director who is  party to an  action,  suit  or  proceeding, in each case provided that such director abstains in writing from providing consent and certain other procedural conditions are met.

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07                                 Submission of Matters to a Vote of Security Holders.

On December 5, 2013, the Company held its Annual Meeting of Stockholders, at which the following items were voted upon.

(1)                                 Election of Directors:

Richard Haddrill

For	Against	Abstain
30,843,887	754,732	6,219

Josephine Linden

For	Against	Abstain
31,542,494	55,662	6,682

Ramesh Srinivasan

For	Against	Abstain
31,518,319	80,022	6,498

There were 4,436,185 broker non-votes for Mr. Haddrill and Ms. Linden and 4,436,184 broker non-votes for Mr. Srinivasan.

(2)                                 Approval of an amendment and restatement of the Company’s 2010 Long Term Incentive Plan to increase the number of shares available for issuance thereunder by 2,300,000:

For	Against	Abstain
28,867,504	2,731,105	6,230

There were 4,436,184 broker non-votes on the proposal.

(3)                                 Approval of an amendment and restatement of the Company’s 2008 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 350,000:

For	Against	Abstain
31,447,018	78,670	79,151

There were 4,436,184 broker non-votes on the proposal.

(4)                                 Approval of the advisory resolution on the Company’s executive compensation:

For	Against	Abstain
31,355,466	214,290	35,082

There were 4,436,185 broker non-votes on the proposal.

(5)                             Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014:

For	Against	Abstain
35,703,266	298,024	39,733

There were no broker non-votes on the proposal.

Item 9.01                                 Financial Statements and Exhibits.

(d)           Exhibits

3.1           Amendment to Second Amended and Restated Bylaws of Bally Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BALLY TECHNOLOGIES, INC.

By:	/s/ Mark Lerner
Mark Lerner
Senior Vice President, General Counsel and Secretary

Dated: December 9, 2013